UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 17, 2007

HEALTH SYSTEMS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-24681	82-1513245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

405 N. Reo Street, Suite 300,
Tampa, Florida	33609
(Address of principal executive offices)	(Zip Code)

(813) 282-3303
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Effective September 1, 2007, our Board of Directors appointed Michael G. Levine to serve as the Company’s new Chief Financial Officer and Executive Vice President. The press release announcing the appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Since August 2000, Mr. Levine has worked at IDT Telecom, the principal subsidiary of IDT Corporation, an NYSE-listed telecommunications and technology company. In his most recent position, Mr. Levine was Executive Vice President, responsible for the finance, business development and mergers and acquisitions functions. Prior to IDT, Mr. Levine worked at HSBC Bank USA where he headed the proprietary mergers and acquisitions group. Mr. Levine previously had the same position at Republic New York Corporation, which was acquired by HSBC in December 1999, and was also head of investor relations for Republic at the time of the acquisition. Mr. Levine has also worked for TIAA-CREF as a securities analyst and PaineWebber as an analyst in their investment banking division. Mr. Levine holds a B.S. from the State University of New York at Buffalo and has an MBA from the Wharton School at the University of Pennsylvania.

In connection with his appointment as Chief Financial Officer and Executive Vice President, we entered into an Employment Agreement with Mr. Levine effective September 1, 2007. Mr. Levine’s employment agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The employment agreement provides for an initial annual base salary of $285,000 and has an initial term of four years. The employment agreement also provides for annual bonuses as determined by our Board of Directors and options to purchase 642,500 shares of our common stock. The employment agreement also provides that in the event that Mr. Levine is terminated for a reason other than for cause, as defined in the employment agreement, we are obligated to continue paying Mr. Levine’s base salary for a period of 12 months following such termination.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	Employment Agreement, effective September 1, 2007, by and between Health Systems Solutions, Inc. and Michael G. Levine

99.1	Press release of Health Systems Solutions, Inc. dated August 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Systems Solutions, Inc.

Dated: August 20, 2007	By:	/s/ B. M. Milvain
B. M. Milvain
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Employment Agreement, effective September 1, 2007, by and between Health Systems Solutions, Inc. and Michael G. Levine

99.1	Press release of Health Systems Solutions, Inc. dated August 17, 2007.